[Logo] MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



MFS(R) TOTAL RETURN FUND

SEMIANNUAL REPORT o MARCH 31, 1998


NOW TWO MFS IRA CHOICES (see page 48)

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

[Photo of A. Keith Brodkin]

                               On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Lead Portfolio Manager ..............................  4
Portfolio Managers' Profiles ..............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 31
Notes to Financial Statements ............................................. 39
MFS Investment Opportunities .............................................. 46
The MFS Family of Funds(R) ................................................ 47
The MFS(R) Roth IRA ....................................................... 48
Trustees and Officers ..................................................... 49

-------------------------------------------------------------------------------
   HIGHLIGHTS
-------------------------------------------------------------------------------

   o FOR THE SIX MONTHS ENDED MARCH 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 9.60%, CLASS B SHARES 9.18%, CLASS C SHARES 9.29%, AND CLASS I SHARES 9.79%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS BENEFITED FROM HOLDINGS IN THE FINANCIAL SERVICES INDUSTRY, A SECTOR IN WHICH COMPANIES' VALUATIONS ARE LOW RELATIVE TO THE S&P 500 WHILE THEIR EARNINGS VISIBILITY IS HIGHER THAN THAT OF THE AVERAGE COMPANY.

   o PHARMACEUTICAL HOLDINGS HAVE ALSO CONTRIBUTED TO PERFORMANCE, AS THESE COMPANIES HAVE HAD EXCELLENT EARNINGS AND STOCK PRICE MOVEMENTS OVER THE PAST SEVERAL YEARS DUE TO CONSOLIDATION AND STRONG SALES.

   o BASED ON OUR OUTLOOK FOR INTEREST RATES REMAINING LOW, THE DURATION, OR SENSITIVITY TO CHANGES IN INTEREST RATES, OF THE FUND'S BOND ALLOCATION IS SLIGHTLY LONGER THAN THAT OF ITS FIXED-INCOME BENCHMARK.

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders:
As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first few months of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, we also believe we are overdue for a market correction in which prices will remain relatively flat or decline, possibly for an extended period of time. Since no one can predict market cycles, that makes it even more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

April 14, 1998

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE LEAD PORTFOLIO MANAGER

[Photo of David M. Calabro]
     David M. Calabro

For the six months ended March 31, 1998, Class A shares of the Fund provided a total return of 9.60%, Class B shares 9.18%, Class C shares 9.29%, and Class I shares 9.79%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 17.22% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period. The Fund's returns also compare to a 4.77% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities, excluding mortgage-backed securities.

Q. WHAT DO YOU SEE AS SOME OF THE MAJOR REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. Mainly, it's a function of the Fund's weightings in stocks, bonds, and convertibles. For most of the period, the Fund's equity weighting was about 58%, with 51% or 52% of that in stocks and 6% or 7% in convertibles and preferred securities. That's a fairly conservative weighting relative to the balanced-fund peer group. Also, the kind of stocks we own -- we're always looking for value -- tend to do better in a market that isn't as strong as the one we've had for the past few years.

Q.  YOU SAID YOU'RE LOOKING FOR VALUE. COULD YOU DISCUSS THAT A LITTLE MORE?

A. We are looking for large companies that we believe are "mispriced" in the marketplace. We are focused on finding stocks that we think have the potential for double-digit returns over time with less downside risk than the average stock in the S&P 500.

Q.  HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY?

A. It's a balanced fund that seeks to provide above-average income and to give investors a reasonable opportunity for capital appreciation. We also aim for low volatility and consistency.

Q.  THE FUND'S BIGGEST SECTOR IS FINANCIAL SERVICES. WHY IS THIS SECTOR
    ATTRACTIVE?

A. Financial services companies have a lot of the traits we're looking for. Their valuations relative to the S&P 500 are low, but their earnings visibility is higher than that of the average company. Earnings growth is in the double digits, and their yields are good. Add to that the huge consolidation that's going on in financial services, and we think you have a great sector in which to invest. Holdings here include National City and PNC in banking and Lincoln National and CIGNA in insurance.

Q. ANOTHER LARGE SECTOR IS UTILITIES AND COMMUNICATIONS. WHAT CAN YOU TELL US ABOUT THAT AREA?

A. We see some attractive valuations in that sector. On the electric side, we think growth is modest but valuations are good relative to the S&P 500. In telecommunications, we see not only good valuations but also a lot of consolidation and attractive long-term growth rates.

Q. MEANWHILE, HEALTH CARE IS NOW THE FOURTH-LARGEST SECTOR, WHEN IT USED TO BE NUMBER FIVE.

A. This sector has moved up because of appreciation in the stocks we own, as well as our having added some companies. This industry has had fantastic earnings and stock price movements over the past several years due to strong sales and the potential for further consolidation.

Q. WHILE FINANCIAL SERVICES AND PHARMACEUTICAL COMPANIES HAVE DONE WELL, COULD YOU TALK ABOUT SOME GROUPS THAT HAVE UNDERPERFORMED?

A. Energy stocks have not performed that well over the past six months as prices slipped due to fears of a supply glut utility stocks have also been out of favor.

Q.  WHAT CAN YOU TELL US ABOUT THE FUND'S BOND ALLOCATION?

A. Based on our outlook for interest rates remaining low, the duration, or sensitivity to changes in interest rates, of this portion of the portfolio is slightly longer than that of the Lehman Index. The bond allocation is overweighted in the corporate sector.

Q.  WHAT KIND OF RISK TO THE FUND DO YOU SEE GOING FORWARD?

A. The biggest risk is probably high valuations. We've had a deceleration in earnings growth in the S&P 500 over the past several months, brought about in part by the Asian crisis but also because we're in the latter stages of this economic expansion. Still, stock prices have continued to go up, which means we have higher prices but decelerating earnings growth. As a result, the valuation risk is greater than it used to be. At these levels stocks can't afford any negative surprises. I still think the long-term fundamentals are fine and corporate America is in good shape, but it makes me a little nervous when I see stock prices keep going up in the face of lower earnings.

    /s/ David M. Calabro]

    David M. Calabro
   (On behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the lead portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   DAVID M. CALABRO, SENIOR VICE PRESIDENT; GEOFFREY L. KURINSKY, SENIOR VICE PRESIDENT; CONSTANTINOS MOKAS, VICE PRESIDENT; LISA B. NURME, SENIOR VICE PRESIDENT; AND MAURA A. SHAUGHNESSY, SENIOR VICE PRESIDENT, ARE THE FUND'S PORTFOLIO MANAGERS. MR. CALABRO IS THE HEAD OF THIS PORTFOLIO MANAGEMENT TEAM AND A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO. MR. CALABRO HAS BEEN EMPLOYED BY MFS SINCE 1992. MR. KURINSKY, THE MANAGER OF THE FUND'S FIXED-INCOME SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1987. MR. MOKAS REPLACED JUDITH LAMB AS THE MANAGER OF THE FUND'S CONVERTIBLE SECURITIES ON APRIL 1, 1998, AND HAS BEEN EMPLOYED BY MFS SINCE 1990. MS. NURME, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1987. MS. SHAUGHNESSY, ALSO A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1991.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS ABOVE-AVERAGE INCOME (COMPARED TO A PORTFOLIO
                             ENTIRELY INVESTED IN STOCKS) CONSISTENT WITH THE
                             PRUDENT EMPLOYMENT OF CAPITAL. THE FUND ALSO SEEKS
                             GROWTH OF CAPITAL AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 6, 1970

  CLASS INCEPTION:           CLASS A  OCTOBER 6, 1970
                             CLASS B  AUGUST 23, 1993
                             CLASS C  AUGUST 1, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $5.8 BILLION NET ASSETS AS OF MARCH 31, 1998

PERFORMANCE SUMMARY

Because mutual funds like MFS(R) Total Return Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF MARCH 31, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                             6 Months         1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                        +9.60%        +27.27%        +76.63%        +96.63%        +266.52%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --          +27.27%        +20.88%        +14.48%        + 13.87%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                      --          +21.22%        +18.94%        +13.37%        + 13.32%
--------------------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                             6 Months         1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                        +9.18%        +26.37%        +72.76%        +89.60%        +253.53%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --          +26.37%        +19.99%        +13.65%        + 13.46%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                      --          +22.37%        +19.29%        +13.40%        + 13.46%
--------------------------------------------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                             6 Months         1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                        +9.29%        +26.46%        +73.02%        +91.95%        +257.92%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --          +26.46%        +20.05%        +13.93%        + 13.60%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                      --          +25.46%        +20.05%        +13.93%        + 13.60%
--------------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                             6 Months         1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                        +9.79%        +27.73%        +77.46%        +97.49%        +268.45%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --          +27.73%        +21.07%        +14.58%        + 13.93%
--------------------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Peformance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 1998

LARGEST STOCK SECTORS

Financial Services                                      26.6%
Utilities and Communications                            16.0%
Other Sectors                                           14.4%
Energy                                                  10.6%
Health Care                                              9.3%
Industrial Goods and Services                            8.0%
Consumer Staples                                         6.2%
Basic Materials                                          5.2%
Miscellaneous                                            3.7%
  (Conglomerates, special products/services)

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

BRITISH PETROLEUM PLC  2.2%          INTERNATIONAL BUSINESS MACHINES CORP.  1.5%
Oil exploration and production       Computer and business equipment company
  company
                                     LINCOLN NATIONAL CORP.  1.5%
BRISTOL-MYERS SQUIBB CO.  2.2%       Multiline insurance company
Pharmaceutical products company
                                     PHILIP MORRIS COS., INC.  1.3%
AMERICAN HOME PRODUCTS CO.  1.7%     Tobacco, food, and beverage conglomerate
Pharmaceutical and home products
  company                            ALLIED SIGNAL, INC.  1.3%
                                     Aerospace, automotive, and environmental
NATIONAL CITY BANKSHARES  1.7%       products manufacturer
Central U.S. bank
                                     TYCO INTERNATIONAL LTD.  1.3%
GTE CORP.  1.7%                      Fire protection, packaging, and electronic
Telecommunications company           equipment manufacturer

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 1998

Stocks - 53.5%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 47.1%
  Aerospace - 2.7%
    Allied Signal, Inc.                                                1,056,000          $   44,352,000
    General Dynamics Corp.                                               119,460              10,288,493
    Goodrich (B.F.) Co.                                                  396,400              20,241,175
    Lockheed-Martin Corp.                                                284,037              31,954,162
    Raytheon Co., "A"                                                    396,803              22,568,171
    Raytheon Co., "B"                                                    299,500              17,483,312
    United Technologies Corp.                                            117,448              10,841,919
                                                                                          --------------
                                                                                          $  157,729,232
--------------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Ford Motor Co.                                                       545,677          $   35,366,691
    TRW, Inc.                                                            450,400              24,828,300
                                                                                          --------------
                                                                                          $   60,194,991
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.4%
    Banc One Corp.                                                       131,417          $    8,312,125
    Bank of New York, Inc.                                               390,504              24,528,532
    BankBoston Corp.                                                      22,900               2,524,725
    Chase Manhattan Corp.                                                128,248              17,297,449
    Corestates Financial Corp.                                           386,300              34,670,425
    Fleet Financial Group, Inc.                                          270,800              23,034,925
    National City Corp.                                                  805,100              59,023,894
    NationsBank Corp.                                                    260,400              18,992,925
    Northern Trust Corp.                                                 203,300              15,196,675
    Norwest Corp.                                                        330,920              13,753,863
    PNC Bank Corp.                                                       623,200              37,353,050
                                                                                          --------------
                                                                                          $  254,688,588
--------------------------------------------------------------------------------------------------------
  Building - 0.2%
    Sherwin Williams Co.                                                 317,200          $   11,260,600
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.0%
    International Business Machines Corp.                                497,600          $   51,688,200
    Xerox Corp.                                                           50,000               5,321,875
                                                                                          --------------
                                                                                          $   57,010,075
--------------------------------------------------------------------------------------------------------
  Business Services
    Storage Trust Realty                                                 105,400          $    2,602,063
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    Telephone & Data Systems, Inc.                                       105,860          $    5,028,350
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Air Products & Chemicals, Inc.                                       326,600          $   27,066,975
    Dow Chemical Co.                                                      28,700               2,791,075
    Praxair, Inc.                                                        145,000               7,458,437
                                                                                          --------------
                                                                                          $   37,316,487
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Digital Equipment Corp.*                                              65,900          $    3,447,394
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Eastern Enterprises                                                  137,300          $    5,903,900
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.6%
    Colgate-Palmolive Co.                                                 30,600          $    2,650,725
    International Flavours                                               100,000               4,712,500
    Philip Morris Cos., Inc.                                           1,098,800              45,806,225
    Revlon, Inc., "A"*                                                   200,000               9,950,000
    RJR Nabisco Holdings Corp.                                           312,100               9,772,631
    Rubbermaid, Inc.                                                     556,300              15,854,550
    Service Corp. International                                          350,000              14,853,125
    Tyco International Ltd.                                              808,984              44,190,751
                                                                                          --------------
                                                                                          $  147,790,507
--------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Jefferson Smurfit Corp.*                                             200,000          $    3,387,500
    Stone Container Corp.*                                               629,600               7,870,000
                                                                                          --------------
                                                                                          $   11,257,500
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.8%
    Cooper Industries, Inc.                                              491,800          $   29,231,362
    Emerson Electric Co.                                                  92,000               5,997,250
    General Electric Co.                                                 507,344              43,726,711
    Honeywell, Inc.                                                       47,400               3,919,388
    Hubbell, Inc.                                                        363,000              18,286,125
                                                                                          --------------
                                                                                          $  101,160,836
--------------------------------------------------------------------------------------------------------
  Electronics
    Analog Devices, Inc.*                                                      1          $           33
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    Viacom, Inc., "B"*                                                   415,100          $   22,311,625
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.0%
    American Express Co.                                                 166,000          $   15,240,875
    Beneficial Corp.                                                     166,500              20,698,031
    Edwards (A.G.), Inc.                                                 157,900               6,908,125
    Federal Home Loan Mortgage Corp.                                     325,400              15,436,162
    Federal National Mortgage Assn                                       385,300              24,370,225
    Merrill Lynch & Co., Inc.                                             49,100               4,075,300
    Morgan (J.P.) & Co.                                                   80,700              10,839,019
    Morgan Stanley, Dean Witter, Discover & Co.                          126,500               9,218,687
    Union Planters Corp.                                                 130,000               8,084,375
                                                                                          --------------
                                                                                          $  114,870,799
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    Washington Mutual, Inc.                                              150,000          $   10,757,813
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    Anheuser Busch Cos., Inc.                                             47,000          $    2,176,688
    Archer-Daniels-Midland Co.                                           349,250               7,661,672
    General Mills, Inc.                                                   99,700               7,577,200
    McCormick & Co., Inc.                                                114,100               3,679,725
    Pepsi Co., Inc.                                                      109,900               4,691,356
    Ralston-Ralston Purina Co.                                            40,000               4,240,000
                                                                                          --------------
                                                                                          $   30,026,641
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.1%
    Champion International Corp.                                         159,000          $    8,635,687
    Kimberly-Clark Corp.                                                 361,000              18,095,125
    Weyerhaeuser Co.                                                     518,000              29,267,000
    Willamette Industries, Inc.                                          182,400               6,851,400
                                                                                          --------------
                                                                                          $   62,849,212
--------------------------------------------------------------------------------------------------------
  Insurance - 5.7%
    Allstate Corp.                                                        18,200          $    1,673,263
    American General Corp.                                               248,000              16,042,500
    Chubb Corp.                                                          512,300              40,151,512
    CIGNA Corp.                                                          162,400              33,292,000
    Equitable Cos., Inc.                                                 691,732              39,039,625
    Hartford Financial Services Group, Inc.                              175,900              19,085,150
    Hartford Life, Inc., "A"                                             101,700               4,735,406
    Jefferson Pilot Corp.                                                225,400              20,046,513
    Life Re Corp.                                                         59,400               4,380,750
    Lincoln National Corp.                                               593,900              50,407,262
    Mid Ocean Ltd.                                                         5,300                 410,750
    Provident Cos., Inc.                                                 364,000              12,489,750
    Reliastar Financial Corp.                                            206,000               9,488,875
    Torchmark Corp.                                                      608,400              27,872,325
    Transamerica Corp.                                                   180,000              20,970,000
    Travelers Group, Inc.                                                497,307              29,838,420
                                                                                          --------------
                                                                                          $  329,924,101
--------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Deere & Co., Inc.                                                    103,200          $    6,391,950
    Lear Corp.*                                                           85,500               4,820,063
    York International Corp.                                              86,900               3,910,500
                                                                                          --------------
                                                                                          $   15,122,513
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.7%
    American Home Products Corp.                                         625,600          $   59,666,600
    AmeriSource Health Corp., "A"*                                       105,000               6,313,125
    Baxter International, Inc.                                            73,000               4,024,125
    Bristol-Myers Squibb Co.                                             712,000              74,270,500
    Pharmacia & Upjohn, Inc.                                             180,000               7,875,000
    Schering Plough Corp.                                                 20,000               1,633,750
                                                                                          --------------
                                                                                          $  153,783,100
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.0%
    Columbia/HCA Healthcare Corp.                                        442,300          $   14,264,175
    HealthSouth Corp.*                                                   300,000               8,418,750
    Medpartners, Inc.*                                                   250,000               2,562,500
    Tenet Healthcare Corp.*                                              290,000              10,530,625
    United Healthcare Corp.                                              323,700              20,959,575
                                                                                          --------------
                                                                                          $   56,735,625
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Aluminum Cos. of America                                             239,800          $   16,501,237
    Phelps Dodge Corp.                                                    78,460               5,065,574
                                                                                          --------------
                                                                                          $   21,566,811
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Baker Hughes, Inc.                                                   150,000          $    6,037,500
--------------------------------------------------------------------------------------------------------
  Oils - 3.4%
    Amoco Corp.                                                           88,400          $    7,635,550
    Atlantic Richfield Co.                                               254,600              20,017,925
    Exxon Corp.                                                          591,772              40,018,581
    Mobil Corp.                                                          371,600              28,473,850
    Occidental Petroleum Corp.                                           245,000               7,181,563
    R & B Falcon Corp.                                                    15,805                 468,223
    Texaco, Inc.                                                         465,600              28,052,400
    Unocal Corp.                                                         605,450              23,423,347
    USX-Marathon Group                                                 1,037,400              39,032,175
                                                                                          --------------
                                                                                          $  194,303,614
--------------------------------------------------------------------------------------------------------
  Photographic Products - 0.1%
    Eastman Kodak Co.                                                     89,000          $    5,773,875
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Browning Ferris Industries, Inc.                                     409,400          $   13,356,675
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    Gannett Co., Inc.                                                     80,000          $    5,750,000
--------------------------------------------------------------------------------------------------------
  Railroads - 0.6%
    Burlington Northern Santa Fe Railway Co.                             220,546          $   22,936,784
    Illinois Central Corp.                                               181,600               7,139,150
    Norfolk Southern Corp.                                               169,900               6,350,012
                                                                                          --------------
                                                                                          $   36,425,946
--------------------------------------------------------------------------------------------------------
  Real Estate - 0.1%
    Post Properties, Inc.                                                115,800          $    4,624,763
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.8%
    Arden Realty, Inc.                                                   306,900          $    8,746,650
    Boston Properties, Inc.                                              127,800               4,496,962
    Cabot Industrial Trust*                                               94,100               2,240,756
    Federal Realty Investment Trust                                      175,000               4,298,438
    Highwood Properties, Inc.                                            381,200              13,461,125
    Hospitality Properties Trust                                         386,000              13,678,875
    Kilroy Realty Corp.                                                  210,800               6,020,975
    Mid-America Apartment Communities, Inc.                              156,900               4,422,619
    National Health Investors, Inc.                                      105,200               4,194,850
    Patriot American Hospitality, Inc.                                   200,000               5,400,000
    Prime Group Realty Trust                                             344,400               6,888,000
    Starwood Lodging Trust                                                80,000               4,275,000
    Tower Realty Trust, Inc.                                             170,600               4,201,025
    TriNet Corporate Realty Trust, Inc.                                  543,400              20,819,012
                                                                                          --------------
                                                                                          $  103,144,287
--------------------------------------------------------------------------------------------------------
  Special Products and Services
    Stanley Works                                                         40,100          $    2,235,575
--------------------------------------------------------------------------------------------------------
  Stores - 1.7%
    CVS Corp.                                                             31,800          $    2,400,900
    May Department Stores Co.                                             46,860               2,975,610
    Penney (J.C.), Inc.                                                  564,700              42,740,731
    Rite Aid Corp.                                                     1,082,200              37,065,350
    Sears, Roebuck & Co.                                                 265,900              15,272,631
                                                                                          --------------
                                                                                          $  100,455,222
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.6%
    Kroger Co.*                                                          249,000          $   11,500,688
    Meyer (Fred), Inc.*                                                  285,250              13,174,984
    Safeway, Inc.*                                                       200,000               7,387,500
                                                                                          --------------
                                                                                          $   32,063,172
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.9%
    Century Telephone Enterprises, Inc.                                  144,200          $    8,814,225
    Intermedia Communications, Inc.*                                         836                  66,566
    Lucent Technologies, Inc.                                                  1                     128
    MCI Communications Corp.                                             257,900              12,766,050
    Sprint Corp.                                                         404,900              27,406,669
    WorldCom, Inc.*                                                      100,000               4,306,250
                                                                                          --------------
                                                                                          $   53,359,888
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.1%
    Carolina Power & Light Co.                                           430,400          $   19,475,600
    Cinergy Corp.                                                        570,000              21,090,000
    CMS Energy Corp.                                                     151,300               7,101,644
    Florida Progress Corp.                                               200,000               8,337,500
    FPL Group, Inc.                                                      127,300               8,179,025
    GPU, Inc.                                                            410,000              18,142,500
    Houston Industries, Inc.                                             100,000               2,875,000
    New Century Energies, Inc.                                           515,250              25,955,719
    Pacificorp                                                           344,400               8,480,850
    Pinnacle West Capital Corp.                                          364,000              16,175,250
    Public Service Co. of New Mexico                                     282,600               6,906,037
    Scana Corp.                                                          290,800               8,996,625
    Sierra Pacific Resources                                             199,900               7,508,744
    Southern Co.                                                         301,500               8,347,781
    Texas Utilities Co.                                                  147,100               5,782,869
    Unicom Corp.                                                         150,000               5,250,000
                                                                                          --------------
                                                                                          $  178,605,144
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.5%
    Coastal Corp.                                                        607,400          $   39,556,925
    Columbia Gas System, Inc.                                            478,880              37,232,920
    Consolidated Natural Gas Co.                                          80,000               4,615,000
    Keyspan Energy Corp.                                                 330,000              11,983,125
    KN Energy, Inc.                                                      349,900              20,665,969
    NGC Corp. Capital Trust                                              272,500               3,985,312
    Pacific Enterprises                                                   64,400               2,628,325
    Questar Corp.                                                        200,000               8,312,500
    UGI Corp.                                                            455,000              12,853,750
    Williams Cos., Inc.                                                  164,836               5,274,752
                                                                                          --------------
                                                                                          $  147,108,578
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.8%
    AT&T Corp.                                                           492,100          $   32,294,063
    Bell Atlantic Corp.                                                  198,596              20,356,090
    BellSouth Corp.                                                      208,400              14,080,025
    GTE Corp.                                                            954,700              57,162,662
    SBC Communications, Inc.                                             846,448              36,926,294
                                                                                          --------------
                                                                                          $  160,819,134
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $2,717,402,169
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.4%
  Argentina - 0.1%
    YPF Sociedad Anonima, ADR (Oils)                                     150,000          $    5,100,000
--------------------------------------------------------------------------------------------------------
  Bermuda
    Exel Ltd. (Insurance)                                                 16,500          $    1,278,750
--------------------------------------------------------------------------------------------------------
  Canada - 0.4%
    Canadian National Railway Co. (Railroads)                            365,300          $   23,379,200
--------------------------------------------------------------------------------------------------------
  Chile - 0.1%
    Chilectra S.A., ADR (Utilities - Electric)                           271,700          $    7,335,900
--------------------------------------------------------------------------------------------------------
  France - 0.5%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                  531,700          $   20,204,600
    Sanofi S.A. (Medical and Health Products)                             73,500               8,438,454
                                                                                          --------------
                                                                                          $   28,643,054
--------------------------------------------------------------------------------------------------------
  Germany - 0.8%
    Bayer AG (Chemicals)                                                 120,000          $    5,492,615
    Henkel KGaA (Chemicals)                                              422,700              30,736,829
    Hoechst AG (Chemicals)                                               188,000               7,369,258
                                                                                          --------------
                                                                                          $   43,598,702
--------------------------------------------------------------------------------------------------------
  Italy - 0.1%
    Eni S.P.A., ADR (Oils)                                               111,200          $    7,533,800
--------------------------------------------------------------------------------------------------------
  Japan
    Sony Corp., ADR (Electronics)                                         10,000          $      850,625
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    Akzo Nobel N.V. (Chemicals)                                          208,905          $   42,458,736
    ING Groep N.V. (Financial Services)*                                 412,700              23,430,633
    Royal Dutch Petroleum Co., ADR (Oils)                                227,800              12,941,887
                                                                                          --------------
                                                                                          $   78,831,256
--------------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Astra AB, "A", ADR (Medical and Health Products)                           2          $           41
    Volvo AB, ADR (Automotive)                                           479,800              15,293,625
                                                                                          --------------
                                                                                          $   15,293,666
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Novartis AG (Pharmaceuticals)                                          8,813          $   15,602,017
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.4%
    British Petroleum PLC, ADR (Oils)                                    895,250          $   77,047,453
    Diageo (Food & Beverage Products)                                    554,169               6,537,103
    Glaxo Wellcome PLC (Medical & Health Products)                       450,900              24,404,962
    SmithKline-Beecham PLC, ADR (Medical and Health Products)            382,200              23,911,388
    Zeneca Group (Medical & Health Products)                             180,000               7,748,312
                                                                                          --------------
                                                                                          $  139,649,218
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  367,096,188
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,177,940,995)                                            $3,084,498,357
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 35.7%
  Aerospace - 0.1%
    K & F Industries, Inc., 9.25s, 2007                                $     700          $      724,500
    Northrup Grumman Corp., 9.375s, 2024                                   4,000               4,731,160
    Raytheon Co., 6.75s, 2018                                              1,484               1,472,128
                                                                                          --------------
                                                                                          $    6,927,788
--------------------------------------------------------------------------------------------------------
  Airlines - 1.1%
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2019        $   6,725          $    6,687,407
    Continental Airlines Pass-Through Trust, Inc., 7.461s, 2015            1,500               1,597,350
    Continental Airlines, Inc., 9.5s, 2001                                 9,440              10,112,600
    Delta Air Lines, Inc., 8.5s, 2002                                      5,382               5,764,015
    Jet Equipment Trust, 8.64s, 2012##                                     3,221               3,646,212
    Jet Equipment Trust, 9.41s, 2010##                                     3,365               4,032,481
    Jet Equipment Trust, 10.69s, 2015##                                    1,250               1,623,050
    Jet Equipment Trust, 11.44s, 2014##                                    4,700               6,274,923
    Northwest Airlines, Inc., 7.625s, 2005                                 9,700               9,748,500
    Northwest Airlines, Inc., 8.7s, 2007                                   1,500               1,554,855
    United Airlines Pass-Through Trust, 7.27s, 2013                       11,836              12,225,865
                                                                                          --------------
                                                                                          $   63,267,258
--------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Unifi, Inc., 6.5s, 2008                                            $   3,326          $    3,261,808
--------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Ford Motor Co., 6.625s, 2028                                       $  12,850          $   12,464,757
    Hayes Wheels International, Inc., 9.125s, 2007                         2,025               2,136,375
                                                                                          --------------
                                                                                          $   14,601,132
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.9%
    Beaver Valley Funding Corp., 9s, 2017                              $  20,993          $   23,607,468
    BT Institutional Capital Trust, 7.75s, 2026##                          5,000               5,121,200
    Capital One Financial Corp., 7.25s, 2003                               4,845               4,899,264
    Chase Manhattan Corp., 6.375s, 2008                                    5,115               5,080,832
    Colonial Capital II, 8.92s, 2027                                       3,510               3,840,677
    First Chicago NBD Institutional Capital, 7.95s, 2026##                 2,600               2,722,148
    MBNA Capital, 8.278s, 2026                                            19,130              19,662,771
    MBNA Corp., 6.963s, 2002##                                            13,755              13,988,835
    Providian National Bank, 6.7s, 2003                                    7,850               7,894,156
    Riggs National Corp., 8.5s, 2006                                       2,025               2,123,597
    Socgen Real Estate Co., 7.64s, 2049##                                 10,500              10,448,340
    State Street Bank & Trust l, 7.94s, 2026##                             5,000               5,325,300
    Washington Mutual Capital I, 8.375s, 2027                              4,590               4,932,139
                                                                                          --------------
                                                                                          $  109,646,727
--------------------------------------------------------------------------------------------------------
  Building - 0.4%
    American Standard, Inc., 7.125s, 2003                              $   2,555          $    2,516,675
    American Standard, Inc., 7.625s, 2010                                  2,555               2,516,675
    McDermott, Inc., 9.375s, 2002                                         10,300              11,028,416
    Owens Corning Fiberglass Corp., 8.875s, 2002                           5,390               5,843,191
    Owens Corning Fiberglass Corp., 9.9s, 2015##                           2,395               2,709,618
                                                                                          --------------
                                                                                          $   24,614,575
--------------------------------------------------------------------------------------------------------
  Business Services
    Magna International, Inc., 4.875s, 2005                            $   2,000          $    2,342,500
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    U.S. Cellular Corp., 7.25s, 2007                                   $   3,270          $    3,362,279
    U.S. West Capital Funding, Inc., 7.3s, 2007                            3,000               3,165,240
                                                                                          --------------
                                                                                          $    6,527,519
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Solutia, Inc., 7.375s, 2027                                        $   8,655          $    8,848,959
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.8%
    News America Holdings, Inc., 6.75s, 2038                           $   5,200          $    5,110,872
    News America Holdings, Inc., 7.75s, 2045                              13,200              13,745,688
    News America Holdings, Inc., 8s, 2016                                 12,920              13,922,592
    News America Holdings, Inc., 10.125s, 2012                            10,000              11,669,600
                                                                                          --------------
                                                                                          $   44,448,752
--------------------------------------------------------------------------------------------------------
  Construction Services - 0.2%
    Georgia Pacific Corp., 9.875s, 2021                                $   8,310          $    9,348,168
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Fingerhut Cos., Inc., 7.375s, 1999                                 $   3,000          $    3,047,880
    Heinz (H.J.) Co., 6s, 2008                                             2,500               2,466,750
    Philip Morris Cos., Inc., 7.75s, 2027                                  3,500               3,739,995
    Revlon Consumer Products Corp., 8.625s, 2008                           7,500               7,603,125
                                                                                          --------------
                                                                                          $   16,857,750
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 5.0%
    Advanta Credit Card Master Trust II, 5.788s, 2004                  $  15,000          $   14,967,150
    Advanta Mortgage Loan Trust, 5.918s, 2028                             21,757              21,757,050
    AT&T Universal Card Master Trust, 5.715s, 2004                        12,000              12,003,720
    BCF LLC, 7.75s, 2026##                                                 4,393               4,308,922
    Carco Auto Loan Master Trust, 5.738s, 2003                            55,000              54,844,900
    Charming Shoppes Master Trust, 7s, 1999                               10,011              10,086,083
    Citibank Credit Card Master Trust I, 6.839s, 2004                     25,000              25,382,750
    Continental Airlines, Inc., 9.5s, 2013                                 3,816               4,473,735
    Continental Airlines, Inc., 10.22s, 2014                               8,911              10,871,202
    Discover Card Master Trust I, 5.778s, 2005                            15,000              14,971,800
    First USA Credit Card Master Trust, 5.818s, 2007                      40,000              39,974,800
    Loewen Group, Inc., 6.7s, 1999##                                       3,380               3,368,643
    MBNA Master Credit Card Trust II, 5.704s, 2005                         9,800               9,800,000
    MBNA Master Credit Card Trust II, 5.798s, 2005                        25,000              25,031,250
    Merrill Lynch Mortgage Investors, Inc., 8.173s, 2023+                  4,000               3,852,500
    Merrill Lynch Mortgage Investors, Inc., 9s, 2011                         366                 374,587
    Merrill Lynch Mortgage Investors, Inc., 9.25s, 2011                      110                 111,514
    Merrill Lynch Mortgage Investors, Inc., 9.7s, 2010                        19                  18,749
    Navistar Financial Owner Trust, 5.956s, 2000                           7,500               7,511,719
    Peoples Bank Credit Card Master Trust, 5.745s, 2004                   21,015              21,015,000
                                                                                          --------------
                                                                                          $  284,726,074
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.4%
    Circus Circus Enterprises, Inc., 7s, 2036                          $  11,100          $   11,377,722
    Hearst Argyle Television, Inc., 7s, 2018                               3,525               3,467,049
    Hearst Argyle Television, Inc., 7.5s, 2027                             7,905               8,172,426
    Time Warner, Inc., 0s to 2016, 8.3s to 2036                           31,700               9,416,168
    Time Warner, Inc., 6.95s, 2028                                         7,470               7,240,372
    Time Warner, Inc., 9.125s, 2013                                       12,230              14,552,232
    Time Warner, Inc., 9.15s, 2023                                        10,048              12,308,700
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                    12,910              12,686,270
                                                                                          --------------
                                                                                          $   79,220,939
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.5%
    Banponce Trust I, 8.327s, 2027                                     $   5,000          $    5,334,750
    Bear Stearns Co., Inc., 6.2s, 2003                                     7,670               7,641,237
    Bear Stearns, Inc., 6.75s, 2007                                        6,300               6,372,324
    Contifinancial Corp., 7.5s, 2002                                       6,814               6,675,403
    Donaldson Lufkin & Jenrette, 6.5s, 2008                                5,400               5,343,030
    First Empire Capital Trust I, 8.234s, 2027                            11,525              12,407,469
    First Merchants Acceptance Corp., 9.5s, 2006                           2,000                 800,000
    Goldman Sachs Group L P, 5.9s, 2003                                   11,000              10,780,000
    Greenpoint Capital Trust I, 9.1s, 2027                                 2,500               2,750,275
    Lehman Brothers Holdings, Inc., 6.15s, 2000                           13,712              13,871,059
    Lehman Brothers Holdings, Inc., 6.625s, 2002                           6,500               6,563,440
    Lehman Brothers, Inc., 7.375s, 2004                                      750                 781,140
    Lehman Brothers, Inc., 7.5s, 2026                                     20,100              21,286,302
    Leucadia Capital Trust, 8.65s, 2027                                    2,606               2,798,297
    Salomon, Inc., 7.2s, 2004                                              2,700               2,805,408
    Salomon, Inc., 7.25s, 2001                                            16,185              16,651,452
    Salton Sea Funding Corp., 7.37s, 2005                                  5,250               5,357,730
    Salton Sea Funding Corp., 7.84s, 2010                                  7,270               7,785,588
    Salton Sea Funding Corp., 8.3s, 2011                                   2,500               2,727,850
    United Cos. Financial Corp., 7s, 1998                                  2,080               2,078,919
    United Cos. Financial Corp., 7.7s, 2004                                2,650               2,593,635
                                                                                          --------------
                                                                                          $  143,405,308
--------------------------------------------------------------------------------------------------------
  Food Products - 0.1%
    Nabisco, Inc., 6.375s, 2035                                        $   4,856          $    4,777,333
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products
    Waterford 3 Funding Corp., 8.09s, 2017                             $   1,770          $    1,839,579
--------------------------------------------------------------------------------------------------------
  Industrial - 0.2%
    Network Associates, Inc., 0s, 2018                                 $   7,480          $    3,394,050
    Interace, Inc., 7.3s, 2008                                             7,200               7,199,568
    Lowes Cos., Inc., 6.875s, 2028                                         2,700               2,710,989
                                                                                          --------------
                                                                                          $   13,304,607
--------------------------------------------------------------------------------------------------------
  Information, Paging and Technology
    NEXTEL Communications, Inc., 0s to 1999, 9.75s to 2004             $   2,325          $    2,237,813
--------------------------------------------------------------------------------------------------------
  Insurance - 1.3%
    Conseco Finance Trust III, 8.796s, 2027                            $  10,625          $   11,865,150
    Equitable Life Assurance Society, 7.7s, 2015##                         8,513               9,101,929
    NGC Corp. Capital Trust I, 8.316s, 2027                                3,255               3,703,442
    Providian Capital I, 9.525s, 2027                                      9,350              10,212,070
    Safeco Capital Trust I, 8.072s, 2037                                  27,823              28,825,463
    Travelers Capital III, 7.75s, 2036                                    10,405              10,700,918
                                                                                          --------------
                                                                                          $   74,408,972
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.4%
    Columbia/HCA Healthcare Corp., 6.5s, 1999                          $   4,059          $    4,004,853
    Columbia/HCA Healthcare Corp., 6.875s, 2001                            4,100               3,944,733
    Columbia/HCA Healthcare Corp., 7.69s, 2025                             6,078               5,594,009
    Healthsouth Corp., 3.25s, 2003                                         1,994               1,998,985
    Tenet Healthcare Corp., 8s, 2005                                       7,250               7,431,250
    Tenet Healthcare Corp., 8.625s, 2007                                     857                 889,137
    Tenet Healthcare Corp., 10.125s, 2005                                  1,978               2,165,910
                                                                                          --------------
                                                                                          $   26,028,877
--------------------------------------------------------------------------------------------------------
  Metal Fabrication
    Metals USA, Inc., 8.625s, 2008                                     $   1,350          $    1,346,625
--------------------------------------------------------------------------------------------------------
  Metals and Minerals
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                    $   2,000          $    2,180,000
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    Clark Refining & Marketing Inc., 8.375s, 2007                      $   2,670          $    2,693,362
    KCS Energy, 8.875s, 2008                                               2,670               2,639,963
    Seacorp Smit, Inc., 7.2s, 2009                                         9,600               9,777,888
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                            5,030               5,119,534
    Vintage Petroleum, Inc., 8.625s, 2009                                  2,670               2,770,125
                                                                                          --------------
                                                                                          $   23,000,872
--------------------------------------------------------------------------------------------------------
  Oils - 0.9%
    Belco Oil & Gas Corp., 8.875s, 2007                                $   2,670          $    2,750,100
    Cliffs Drilling Co., 10.25s, 2003                                      2,670               2,883,600
    Lasmo USA, Inc., 7.125s, 2003                                          2,673               2,714,859
    Lasmo USA, Inc., 7.3s, 2027                                            6,324               6,247,227
    Lasmo USA, Inc., 8.375s, 2023                                          1,000               1,055,840
    Louisiana Land & Exploration Co., 7.65s, 2023                         12,400              13,309,664
    Oryx Energy Co., 8.375s, 2004                                          7,240               7,816,738
    Petroleum Geo Services A/S, 7.125s, 2028                               6,900               6,882,888
    Synder Oil Corp., 8.75s, 2007                                          1,330               1,369,900
    Transocean Offshore, Inc., 8s, 2027                                    4,050               4,598,816
    Wiser Oil Co., 9.5s, 2007                                              2,670               2,576,550
                                                                                          --------------
                                                                                          $   52,206,182
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.4%
    Circus Circus Enterprises, Inc., 6.7s, 2096                        $   4,500          $    4,496,490
    Hilton Hotels Corp., 7.95s, 2007                                      16,150              16,980,756
    Mirage Resorts, Inc., 6.75s, 2007                                      2,370               2,330,231
                                                                                          --------------
                                                                                          $   23,807,477
--------------------------------------------------------------------------------------------------------
  Retail
    Cole National Group, Inc., 8.625s, 2007                            $   1,000          $    1,020,000
--------------------------------------------------------------------------------------------------------
  Special Products and Services
    Polymer Group, Inc., 9s, 2007                                      $     750          $      778,125
--------------------------------------------------------------------------------------------------------
  Stores
    Rite Aid Corp., 5.25s, 2002                                        $   2,000          $    2,342,500
--------------------------------------------------------------------------------------------------------
  Supermarkets
    Kroger Co., 6.375s, 2008                                           $   3,000          $    2,953,200
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.7%
    Allbritton Communications Corp., 8.875s, 2008                      $   1,000          $    1,007,500
    Continental Cablevision, Inc., 9s, 2008                                3,400               3,948,454
    Continental Cablevision, Inc., 11s, 2007                               6,440               7,084,000
    EchoStar Communications Corp., 0s to 1999, 12.875s to 2004             2,025               1,944,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007##                         2,500               2,593,750
    Intermedia Communications, Inc., 0s to 2002, 11.125s to 2007           2,000               1,500,000
    ITC Deltacom, Inc., 11s, 2007                                            650                 737,750
    Lin Television Corp., 8.375s, 2008                                     2,025               2,040,187
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                    2,110               1,308,200
    Qwest Communications International, Inc., 0s to 2003,
      8.29s to 2008                                                        2,000               1,400,000
    TCI Communications Financing III, 9.65s, 2027                          9,620              11,305,135
    TCI Communications, Inc., 7.125s, 2028                                 8,190               8,041,556
    TCI Communications, Inc., 7.875s, 2026                                 3,585               3,882,627
    Tele-Communications, Inc., 6.34s, 2002                                10,035               9,952,111
    Tele-Communications, Inc., 7.49s, 2003                                10,000              10,338,800
    Tele-Communications, Inc., 8.25s, 2003                                 7,050               7,527,567
    WorldCom, Inc., 7.75s, 2007                                           16,025              17,470,477
    WorldCom, Inc., 8.875s, 2006                                           5,000               5,449,900
                                                                                          --------------
                                                                                          $   97,532,014
--------------------------------------------------------------------------------------------------------
  Textiles - 0.1%
    Burlington Industries, Inc., 7.25s, 2027                           $   3,050          $    3,161,142
--------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Federal Express Corp., 7.65s, 2014                                 $   4,286          $    4,583,710
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 0.9%
  Federal National Mortgage Association - 0.9%
    FNMA, 6.5s, 2001 - 2013                                            $  50,519          $   50,645,285
--------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 11.2%
  Government National Mortgage Association - 3.2%
    GNMA, 7.5s, 2026 - 2027                                            $  38,053          $   39,015,720
    GNMA, 8s, 2007 - 2028                                                141,261             146,137,084
                                                                                          --------------
                                                                                          $  185,152,804
--------------------------------------------------------------------------------------------------------
  Small Business Administration
    SBA, 8.8s, 2011                                                    $     455          $      495,769
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 8.0%
    U.S. Treasury Bonds, 6.125s, 2027                                  $ 175,852          $  180,330,951
    U.S. Treasury Bonds, 9.875s, 2015                                     28,500              40,492,230
    U.S. Treasury Bonds, 12.375s, 2004                                    25,000              33,468,750
    U.S. Treasury Notes, 5.5s, 2003                                        7,000               6,958,420
    U.S. Treasury Notes, 5.5s, 2008                                        2,700               2,667,087
    U.S. Treasury Notes, 5.75s, 2000                                       5,391               5,406,149
    U.S. Treasury Notes, 6.125s, 2007                                     62,688              64,470,847
    U.S. Treasury Notes, 6.25s, 2002                                      45,403              46,395,964
    U.S. Treasury Notes, 6.5s, 2006                                       23,703              24,873,217
    U.S. Treasury Notes, 7.875s, 2004                                     21,800              24,354,742
    U.S. Treasury Notes, 8.5s, 2000                                        9,425               9,903,601
    U.S. Treasury Notes, 9.125s, 1999                                     22,410              23,253,960
                                                                                          --------------
                                                                                          $  462,575,918
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $  648,224,491
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.2%
    Beaver Valley II Funding Corp., 8.25s, 2003                        $   5,348          $    5,487,208
    Beaver Valley II Funding Corp., 8.625s, 2007                           2,190               2,345,271
    CalEnergy Co., Inc., 7.63s, 2007                                       3,500               3,484,460
    CalEnergy Co., Inc., 10.25s, 2004                                      4,005               4,299,968
    Cleveland Electric Illuminating Co., 7.88s, 2017##                     9,700              10,237,962
    Cleveland Electric Illuminating Co., 9s, 2023                          9,118               9,931,143
    Comed Financing II, 8.5s, 2027##                                       4,400               4,676,672
    Commonwealth Edison Co., 7.625s, 2007                                  8,230               8,730,302
    Connecticut Light & Power Co., 7.75s, 2002                             6,400               6,538,240
    Edison Mission Energy, 7.33s, 2008##                                   1,450               1,520,079
    El Paso Electric Co., 8.9s, 2006                                       1,800               1,995,822
    First PV Funding Corp., 10.15s, 2016                                   3,070               3,236,640
    First PV Funding Corp., 10.3s, 2014                                    3,738               3,944,861
    Long Island Lighting Co., 7.5s, 2007                                   4,325               4,479,532
    Long Island Lighting Co., 8.2s, 2023                                   7,350               7,846,640
    Long Island Lighting Co., 8.9s, 2019                                   8,753               9,334,987
    Long Island Lighting Co., 9s, 2022                                    17,555              20,010,593
    Long Island Lighting Co., 9.625s, 2024                                 1,395               1,405,867
    Midland Cogeneration Venture Corp., 10.33s, 2002                       2,448               2,643,353
    Midland Funding Corp. II, "A", 11.75s, 2005                            1,750               2,098,880
    Midland Funding Corp., "B", 13.25s, 2006                               4,070               5,227,020
    Montana Power Co., 7.875s, 2026                                        2,275               2,540,311
    Niagara Mohawk Power Corp., 7.75s, 2006                                7,575               8,059,118
    Niagara Mohawk Power Corp., 8.5s, 2023                                 4,650               4,973,733
    Niagara Mohawk Power Corp., 8.77s, 2018                               15,680              16,885,478
    North Atlantic Energy, 9.05s, 2002                                     4,023               4,130,495
    Texas & New Mexico Power Co., 12.5s, 1999                             10,485              10,946,864
    Texas Utilities Co., 6.375s, 2008                                      9,890               9,679,046
    Toledo Edison Co., 7.875s, 2004                                        7,250               7,590,242
    United Illuminating Co., 6.25s, 2002                                   3,100               3,079,850
                                                                                          --------------
                                                                                          $  187,360,637
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Consumers Energy Co., 6.375s, 2008                                 $   4,100          $    4,052,809
    Louis Dreyfus Natural Gas Corp., 6.875s, 2007                          5,590               5,578,932
    Tennessee Gas Pipeline Co., 7.625s, 2037                               6,500               6,974,630
    Texas Gas Transmission Corp., 7.25s, 2027                              5,300               5,455,343
                                                                                          --------------
                                                                                          $   22,061,714
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $2,063,846,412
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.7%
  Argentina - 0.1%
    Hidroelectrica Alicura, 8.375s, 1999##                             $   6,244          $    6,212,780
--------------------------------------------------------------------------------------------------------
  Canada - 0.1%
    Gulf Canada, 9.25s, 2004                                           $   3,420          $    3,593,599
    Rogers Cantel, Inc., 9.375s, 2008                                      2,025               2,151,562
                                                                                          --------------
                                                                                          $    5,745,161
--------------------------------------------------------------------------------------------------------
  Chile - 0.1%
    Empresa Nacional de Electric, 7.325s, 2037                         $   5,114          $    5,097,737
--------------------------------------------------------------------------------------------------------
  Colombia - 0.1%
    Republic of Colombia, 8.75s, 1999                                  $   3,640          $    3,735,550
--------------------------------------------------------------------------------------------------------
  Finland - 0.1%
    UPM Kymmene Corp., 7.45s, 2027                                     $   6,760          $    6,815,162
--------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    Banco Commercial S.A., 8.25s, 2007                                 $   3,710          $    3,691,450
    Corporacion Andina de Fomento, 7.1s, 2003                              3,584               3,685,069
                                                                                          --------------
                                                                                          $    7,376,519
--------------------------------------------------------------------------------------------------------
  Panama
    Republic of Panama, 7.875s, 2002                                   $   2,965          $    2,973,895
--------------------------------------------------------------------------------------------------------
  Thailand - 0.1%
    Jasmine Submarine Telecom Ltd., 8.483s, 2011                       $   4,438          $    3,787,980
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $   41,744,784
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,075,604,574)                                             $2,105,591,196
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.8%
--------------------------------------------------------------------------------------------------------
  Advertising
    Omnicom Group, Inc., 4.25s, 2007                                   $   1,700          $    2,643,500
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.1%
    Hexcel Corp., 7s, 2003                                             $   2,000          $    3,640,000
--------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Daimler Benz, 0s, 2017                                             $  12,850          $    6,312,563
--------------------------------------------------------------------------------------------------------
  Building
    Continental Homes Holding Corp., 6.875s, 2002                      $     500          $      981,250
--------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Concentra Managed Care, Inc., 4.5s, 2003                           $   2,000          $    1,995,000
    Personnel Group of America, Inc., 5.75s, 2004                          1,994               2,811,540
    Protection One Alarm Monitoring, 6.75s, 2003                             500                 652,500
                                                                                          --------------
                                                                                          $    5,459,040
--------------------------------------------------------------------------------------------------------
  Chemicals
    Sepracor, Inc., 6.25s, 2005                                        $   1,998          $    2,275,223
--------------------------------------------------------------------------------------------------------
  Computer Software - Services
    Affiliated Computer Services, Inc., 4s, 2005                       $   1,495          $    1,492,197
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    EMC Corp., 3.25s, 2002                                             $     500          $      882,500
    Safeguard Scientifics, Inc., 6s, 2006                                  1,500               1,927,500
    SCI Systems, Inc., 5s, 2006##                                            750               1,220,625
    Solectron Corp., 6s, 2006##                                            1,000               1,382,500
                                                                                          --------------
                                                                                          $    5,413,125
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.1%
    Time Warner, Inc., 0s, 2013                                        $   7,690          $    4,325,625
--------------------------------------------------------------------------------------------------------
  Electrical Equipment
    National Semiconductor Corp., 6.5s, 2002##                         $   1,500          $    1,447,500
--------------------------------------------------------------------------------------------------------
  Electronics
    Dovatron International, Inc., 6s, 2002##                           $     500          $      610,000
    Photronics, Inc., 6s, 2004                                             1,239               1,513,129
                                                                                          --------------
                                                                                          $    2,123,129
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    ADT Operations, Inc., 0s, 2010                                     $   6,940          $   10,271,200
--------------------------------------------------------------------------------------------------------
  Industrial
    Quintiles Transnational Corp., 4.25s, 2000                         $     400          $      523,000
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    North American Vaccine, Inc., 6.5s, 2003##                         $     500          $      391,250
    Roche Holdings, Inc., 0s, 2010##                                       4,230               2,453,400
    Ventritex, Inc., 5.75s, 2001                                             880               1,062,600
                                                                                          --------------
                                                                                          $    3,907,250
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    National Health Investors, Inc., 7.75s, 2001                       $     500          $      620,000
    Omega Healthcare Investors, Inc., 8.5s, 2001                             500                 655,000
    Quintiles Transnational Corp., 4.25s, 2000                             1,250               1,634,375
    Sunrise Assisted Living, Inc., 5.5s, 2002##                            1,000               1,360,000
                                                                                          --------------
                                                                                          $    4,269,375
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Diamond Offshore Drilling, Inc., 3.75s, 2007                       $   1,750          $    2,272,812
    Key Energy, 5s, 2004##                                                 1,985               1,602,888
    Parker Drilling Co., 5.5s, 2004                                        2,494               2,578,172
    Seacorp Holdings, Inc., 5.375s, 2006##                                 2,000               2,217,500
                                                                                          --------------
                                                                                          $    8,671,372
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals
    Omnicare, Inc., 5s, 2007                                           $   1,497          $    1,800,143
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Sanifill, Inc., 5s, 2006                                           $   1,250          $    2,029,687
    U.S. Filter Corp., 6s, 2005##                                          2,000               3,842,500
    USA Waste Services, Inc., 4s, 2002                                     1,746               2,055,915
    USA Waste Services, Inc., 7.125s, 2007                                 1,500               1,547,850
                                                                                          --------------
                                                                                          $    9,475,952
--------------------------------------------------------------------------------------------------------
  Real Estate - 0.1%
    Capstar Hotel Co., 4.75s, 2004                                     $   1,995          $    1,942,631
    Liberty Property L.P., 8.3s, 2001                                      3,930               5,236,725
                                                                                          --------------
                                                                                          $    7,179,356
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Hilton Hotels Corp., 5s, 2006                                      $     750          $      843,750
    Marriot International, Inc., 0s, 2011                                  3,000               2,137,500
                                                                                          --------------
                                                                                          $    2,981,250
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Halter Marine Group, Inc., 4.5s, 2004                              $   1,495          $    1,259,538
    United Waste Systems, Inc., 4.5s, 2001##                               2,250               3,476,250
                                                                                          --------------
                                                                                          $    4,735,788
--------------------------------------------------------------------------------------------------------
  Stores - 0.1%
    Home Depot, Inc., 3.25s, 2001                                      $     400          $      600,500
    Mens Wearhouse, Inc., 5.25s, 2003                                        750                 912,187
    Office Depot, Inc., 0s, 2008                                           1,750               1,308,125
    Saks Holdings, Inc., 5.5s, 2006                                        2,245               2,065,400
    Staples, Inc., 4.5s, 2000##                                              500                 801,250
                                                                                          --------------
                                                                                          $    5,687,462
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Jacor Communications, Inc., 0s, 2011                               $   5,000          $    2,886,240
    Smarttalk Teleservices, Inc., 5.75s, 2004                              1,495               1,962,187
    Tele-Communications International, Inc., 4.5s, 2006                    2,420               2,199,175
    World Access, Inc., 4.5s, 2002                                         1,990               2,104,425
                                                                                          --------------
                                                                                          $    9,152,027
--------------------------------------------------------------------------------------------------------

Total Convertible Bonds (Identified Cost, $82,137,964)                                    $  104,767,327
--------------------------------------------------------------------------------------------------------
Preferred Stocks - 0.7%
--------------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.2%
    Loral Space & Communications, 6%*                                    120,050          $    9,003,750
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Medpartners, Inc., 6.5%                                              150,000          $    1,959,375
--------------------------------------------------------------------------------------------------------
  Oils
    USX-Marathon Capital, LLC, 8.75%                                      68,600          $    1,723,575
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    NB Capital Corp., 8.35%*                                               6,700          $    7,081,900
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Houston Industries, Inc., 7%*                                        110,000          $    7,129,374
    Long Island Lighting Co., 7.95%                                      250,000               6,656,250
                                                                                          --------------
                                                                                          $   13,785,624
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    El Paso Tennessee Pipeline Co., 8.25%                                 50,000          $    2,812,500
    MCN Corp., 8.75%                                                      55,200               1,800,900
                                                                                          --------------
                                                                                          $    4,613,400
--------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $29,121,319)                                     $   38,167,624
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 3.6%
--------------------------------------------------------------------------------------------------------
  Airlines
    Continental Airlines Finance Trust, 8.5%                              15,000          $    1,771,875
--------------------------------------------------------------------------------------------------------
  Agricultural Products
    Case Corp., $4.50                                                     13,000          $    2,039,375
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.3%
    McKesson Financing Trust, 5%##                                       141,120          $   11,466,000
    National Australia Bank Ltd., 7.875%                                  35,000               1,015,000
    WBK Trust, 10%                                                        61,200               2,084,625
                                                                                          --------------
                                                                                          $   14,565,625
--------------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Central Parking Finance Trust, 5.25%                                  49,850          $    1,296,100
    EVI Inc., 5%*                                                         59,800               2,646,150
    Sealed Air Corp., $2.00                                               15,000                 953,437
    Suiza Capital Trust II, 5.5%                                         197,300               9,963,650
                                                                                          --------------
                                                                                          $   14,859,337
--------------------------------------------------------------------------------------------------------
  Computer Software - Services
    Cendant Corp., 7.5%*                                                  29,900          $    1,558,538
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Corning Delaware L.P., 6%                                             20,000          $    1,370,000
    Newell Financial Trust Co., 5.25%*                                   408,100              23,108,663
    Readers Digest, $1.93*                                                99,700               2,648,281
                                                                                          --------------
                                                                                          $   27,126,944
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    American Radio Systems Corp., 7%##                                    55,000          $    4,097,500
    Books Financing Trust, 8.75%*##                                       45,000               2,497,500
    Royal Caribbean Cruises Ltd., 7.25%                                   41,000               4,530,500
    Chancellor Media Corp., $3.00                                         10,000                 948,750
                                                                                          --------------
                                                                                          $   12,074,250
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Finova Finance Trust, 5.5%                                           158,060          $   12,407,710
    Greenfield Capital Trust, 6%##                                        45,000               2,362,500
    Jefferson Pilot Corp., 7.25%                                          25,000               3,140,625
    Merrill Lynch & Co., Inc., 6.25%                                      25,000                 950,000
    Merrill Lynch & Co., Inc., 6.5%                                       60,000               6,675,000
    Salomon, Inc., 6.25%                                                  38,300               2,556,525
    Salomon, Inc., 7.625%                                                100,000               4,500,000
    Tosco Financing Trust, 5.75%##                                        34,000               2,078,250
    Tosco Financing Trust, 5.75%                                          10,000                 611,250
                                                                                          --------------
                                                                                          $   35,281,860
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Dole Food Co., 7%                                                     80,000          $    3,620,000
    Ralston Purina Co., 7%*                                               45,000               2,840,625
                                                                                          --------------
                                                                                          $    6,460,625
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products
    International Paper Capital Trust, 5.25%                              25,000          $    1,284,375
--------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    American Heritage Life Investment Corp., 8.5%                         27,400          $    1,678,250
    Conseco, Inc., 9%                                                    131,300               6,868,631
    Conseco, Inc., 7%                                                     71,000              13,747,375
    Frontier Financing Trust, 6.25%*##                                    45,000               2,896,875
    Life Re Capital Trust II, 6%                                          49,600               3,534,000
    SunAmerica, Inc., $3.10                                               15,000               2,130,000
    SunAmerica, Inc., $3.188                                              40,000               1,937,500
                                                                                          --------------
                                                                                          $   32,792,631
--------------------------------------------------------------------------------------------------------
  Metals and Minerals
    Timet Capital Trust, 6.625%##*                                        46,600          $    2,230,975
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.1%
    Browning Ferris Industries, Inc., 7.25%                              190,000          $    6,080,000
--------------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Union Pacific Capital Trust, 6.25%                                   205,800          $   10,933,125
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Host Marriott Financial Trust, 6.25%*                                 41,650          $    2,374,050
--------------------------------------------------------------------------------------------------------
  Special Products and Services
    Fleetwood Capital Trust, 6%*                                          34,900          $    2,032,925
--------------------------------------------------------------------------------------------------------
  Steel
    USX-Marathon Group, 6.75%*                                            70,000          $    1,470,000
--------------------------------------------------------------------------------------------------------

  Stores - 0.1%
    AnnTaylor Finance Trust, 8.5% *                                       20,000          $    1,060,000
    K-mart Financing I, 7.75%                                             25,000               1,568,750
    TJX Cos., Inc., $7.00                                                  4,000               1,920,000
                                                                                          --------------
                                                                                          $    4,548,750
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    ICG Funding LLC, 6.75%*##                                             24,900          $    2,365,500
    Intermedia Communications, Inc., 7%*                                   5,000                 250,000
    Intermedia Communications, Inc., 7%*##                                39,900               2,104,725
    IXC Communications, Inc., 7.25%*##                                     5,275               1,331,938
    Qualcomm Financial Trust I, 5.75%*                                    13,000                 612,625
    Qualcomm Financial Trust I, 5.75%*##                                   8,000                 384,000
    Winstar Communications, Inc., 7%                                      19,940               1,071,775
                                                                                          --------------
                                                                                          $    8,120,563
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    AES Trust., 5.375%                                                    10,000          $      798,750
    CalEnergy Capital Trust III, 6.5%                                     10,000                 456,875
    CalEnergy Capital Trust III, 6.5%*##                                 247,700              11,316,794
    Devon Financing Trust, $3.25##                                        45,000               3,124,687
                                                                                          --------------
                                                                                          $   15,697,106
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Unocal Capital Trust, 6.25%##                                         85,264          $    4,764,126
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $163,179,935)                        $  208,067,055
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 4/07/98 - 7/15/98                    $     320          $      316,899
    Federal Home Loan Bank, due 4/08/98 - 5/22/98                         25,800              25,661,196
    Federal Home Loan Mortgage Corp., due 4/01/98 - 5/13/98              171,575             171,107,769
    Federal National Mortgage Assn., due 5/11/98                          20,100              19,980,293
    General Electric Co., due 4/01/98                                     19,300              19,300,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  236,366,157
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,764,350,944)                                       $5,777,457,716
Other Assets, Less Liabilities - (0.1)%                                                       (2,853,474)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $5,774,604,242
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
MARCH 31, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,764,350,944)   $5,777,457,716
  Receivable for investments sold                               67,998,374
  Receivable for Fund shares sold                               15,674,529
  Dividends and interest receivable                             40,370,686
  Other assets                                                      58,374
                                                            --------------
      Total assets                                          $5,901,559,679
                                                            --------------
Liabilities:
  Cash overdraft                                            $       55,092
  Payable for investments purchased                            114,418,435
  Payable for Fund shares reacquired                             8,930,032
  Payable for daily variation margin on open futures
    contracts                                                      248,438
  Payable to affiliates -
    Management fee                                                 183,668
    Shareholder servicing agent fee                                 52,882
    Distribution and service fee                                   279,274
    Administrative fee                                               3,065
  Accrued expenses and other liabilities                         2,784,551
                                                            --------------
      Total liabilities                                     $  126,955,437
                                                            --------------
Net assets                                                  $5,774,604,242
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $4,458,702,837
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies          1,013,347,939
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions              301,385,305
  Accumulated undistributed net investment income                1,168,161
                                                            --------------
      Total                                                 $5,774,604,242
                                                            ==============
Shares of beneficial interest outstanding                    344,612,597
                                                             ===========
Class A shares:
  Net asset value per share
    (net assets of $3,574,762,029 / 213,340,172 shares of
     beneficial interest outstanding)                          $16.76
                                                               ======
  Offering price per share (100 / 95.25)                       $17.60
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,915,768,805 / 114,355,081 shares of
     beneficial interest outstanding)                          $16.75
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $265,517,356 / 15,809,844 shares of
     beneficial interest outstanding)                          $16.79
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $18,556,052 / 1,107,500 shares of
     beneficial interest outstanding)                          $16.75
                                                               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 1998
--------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                       $ 79,283,474
    Dividends                                                        35,642,071
    Foreign taxes withheld                                             (426,401)
                                                                   ------------
      Total investment income                                      $114,499,144
                                                                   ------------
  Expenses -
    Management fee                                                 $  9,081,790
    Trustees' compensation                                               72,927
    Shareholder servicing agent fee                                   3,189,224
    Distribution and service fee (Class A)                            5,740,012
    Distribution and service fee (Class B)                            8,792,356
    Distribution and service fee (Class C)                            1,081,313
    Administrative fee                                                  163,860
    Custodian fee                                                       631,270
    Postage                                                             344,441
    Printing                                                            104,852
    Auditing fees                                                        25,815
    Legal fees                                                            4,441
    Miscellaneous                                                     1,435,692
                                                                   ------------
      Total expenses                                               $ 30,667,993
    Fees paid indirectly                                               (341,584)
                                                                   ------------
      Net expenses                                                 $ 30,326,409
                                                                   ------------
        Net investment income                                      $ 84,172,735
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -

    Investment transactions                                        $345,112,041
    Foreign currency transactions                                       (27,285)
                                                                   ------------
      Net realized gain on investment and foreign currency
        transactions                                               $345,084,756
                                                                   ------------

  Change in unrealized appreciation -

    Investments                                                    $ 63,079,207
    Futures contracts                                                   306,664
    Translation of assets and liabilities in foreign currencies           7,146
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 63,393,017
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $408,477,773
                                                                   ------------
          Increase in net assets from operations                   $492,650,508
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                             MARCH 31, 1998             SEPTEMBER 30, 1997
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                       $  84,172,735                 $  161,888,144
  Net realized gain on investment and foreign currency
    transactions                                                345,084,756                    422,224,799
  Net unrealized gain on investments and foreign
    currency translation                                         63,393,017                    422,172,260
                                                             --------------                 --------------
    Increase in net assets from operations                   $  492,650,508                 $1,006,285,203
                                                             --------------                 --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (58,812,570)                $ (109,704,957)
  From net investment income (Class B)                          (25,812,013)                   (46,073,857)
  From net investment income (Class C)                           (3,156,800)                    (4,116,016)
  From net investment income (Class I)                             (338,096)                      (494,322)
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (261,131,649)                  (182,350,658)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (141,020,364)                   (93,208,564)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (16,513,122)                    (6,625,287)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (1,386,719)                    --
                                                             --------------                 --------------
      Total distributions declared to shareholders           $ (508,171,333)                $ (442,573,661)
                                                             --------------                 --------------
Net increase in net assets from Fund share transactions      $  677,511,398                 $  613,016,871
                                                             --------------                 --------------
      Total increase in net assets                           $  661,990,573                 $1,176,728,413
Net assets:
  At beginning of period                                      5,112,613,669                  3,935,885,256
                                                             --------------                 --------------

At end of period (including undistributed net
  investment income of $1,168,161 and $5,114,906,
  respectively)                                              $5,774,604,242                 $5,112,613,669
                                                             ==============                 ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                             SIX MONTHS ENDED       ---------------------------------------------------------
                                               MARCH 31, 1998           1997            1996            1995            1994
                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $16.92          $15.03          $14.46          $12.80          $13.70
                                                       ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                             $ 0.28          $ 0.60          $ 0.64          $ 0.64          $ 0.54
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         1.22            2.94            1.21            1.64           (0.69)
                                                       ------          ------          ------          ------          ------
    Total from investment operations                   $ 1.50          $ 3.54          $ 1.85          $ 2.28          $(0.15)
                                                       ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                           $(0.29)         $(0.59)         $(0.62)         $(0.61)         $(0.54)
  From net realized gain on investments and
    foreign currency transactions                       (1.37)          (1.06)          (0.66)          (0.01)          (0.10)
  In excess of net realized gain on investments
    and foreign currency transactions                    --              --              --              --             (0.11)
                                                       ------          ------          ------          ------          ------
    Total distributions declared to shareholders       $(1.66)         $(1.65)         $(1.28)         $(0.62)         $(0.75)
                                                       ------          ------          ------          ------          ------
Net asset value - end of period                        $16.76          $16.92          $15.03          $14.46          $12.80
                                                       ======          ======          ======          ======          ======
Total return(+)                                         9.60%++        25.27%          13.50%          18.36%         (1.07)%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                            0.92%+          0.93%           0.91%           0.87%           0.85%
  Net investment income                                 3.42%+          3.84%           4.35%           4.82%           4.26%
Portfolio turnover                                        56%            143%            140%            102%             91%
Average commission rate###                            $0.0599         $0.0476         $0.0547          $  --           $  --
Net assets at end of period (000,000 omitted)         $ 3,575         $ 3,199         $ 2,568          $2,242          $1,857

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor did not impose a portion of its distribution fee for the period indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                --              --              --            $ 0.63          $ 0.52
    Ratios (to average net assets):
      Expenses##                                         --              --              --             0.97%           0.95%
      Net investment income                              --              --              --             4.72%           4.16%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                       1993          1992           1991           1990           1989           1988
-----------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period        $12.42         $11.82         $10.25         $11.58         $10.13         $11.47
                                             ------         ------         ------         ------         ------         ------
Income from investment operations -
  Net investment income                      $ 0.45         $ 0.65         $ 0.67         $ 0.64         $ 0.65         $ 0.62
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                      1.74           0.75           1.57          (1.25)          1.71          (1.07)
                                             ------         ------         ------         ------         ------         ------
    Total from investment operations         $ 2.19         $ 1.40         $ 2.24         $(0.61)        $ 2.36         $(0.45)
                                             ------         ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income**               $(0.59)        $(0.66)        $(0.61)        $(0.66)        $(0.63)        $(0.60)
  From net realized gain on investments
    and foreign currency transactions         (0.32)         (0.14)         (0.06)         (0.06)         (0.28)         (0.08)
  From paid in capital                         --             --             --             --             --            (0.21)
                                             ------         ------         ------         ------         ------         ------
    Total distributions declared to
      shareholders                           $(0.91)        $(0.80)        $(0.67)        $(0.72)        $(0.91)        $(0.89)
                                             ------         ------         ------         ------         ------         ------
Net asset value - end of period              $13.70         $12.42         $11.82         $10.25         $11.58         $10.13
                                             ======         ======         ======         ======         ======         ======
Total return(+)                              18.32%         12.26%         22.25%        (5.59)%         23.46%        (3.93)%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                                    0.84%          0.84%          0.87%          0.85%          0.72%          0.71%
  Net investment income                       4.51%          5.40%          5.89%          5.71%          5.97%          6.06%
Portfolio turnover                              95%            84%            74%            50%            53%            52%
Net assets at end of period
  (000,000 omitted)                          $1,702         $1,198           $909           $707           $628           $508

 ** For the years ended September 30, 1992 and 1991, $0.0508 and $0.0596, respectively, of per share distributions from net investment income have been redesignated as distributions from capital gains.
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                   SIX MONTHS ENDED     ----------------------------------------------------------------------
                                     MARCH 31, 1998           1997           1996           1995           1994          1993*
                                        (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $16.92         $15.02         $14.46         $12.80         $13.70         $13.53
                                             ------         ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income                      $ 0.23         $ 0.50         $ 0.52         $ 0.53         $ 0.39         $ 0.06
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                      1.21           2.95           1.21           1.64          (0.65)          0.16
                                             ------         ------         ------         ------         ------         ------
    Total from investment operations         $ 1.44         $ 3.45         $ 1.73         $ 2.17         $(0.26)        $ 0.22
                                             ------         ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income                 $(0.24)        $(0.49)        $(0.51)        $(0.50)        $(0.43)        $(0.05)
  From net realized gain on investments
    and foreign currency transactions         (1.37)         (1.06)         (0.66)          --             --             --
  In excess of net investment income           --             --             --            (0.01)         (0.10)          --
  From paid in capital                         --             --             --             --            (0.11)          --
                                             ------         ------         ------         ------         ------         ------
    Total distributions declared to
      shareholders                           $(1.61)        $(1.55)        $(1.17)        $(0.51)        $(0.64)        $(0.05)
                                             ------         ------         ------         ------         ------         ------
Net asset value - end of period              $16.75         $16.92         $15.02         $14.46         $12.80         $13.70
                                             ======         ======         ======         ======         ======         ======
Total return                                  9.18%++       24.51%         12.49%         17.46%        (1.93)%         15.24%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                  1.56%+         1.60%          1.67%          1.71%          1.70%          1.75%+
  Net investment income                       2.77%+         3.17%          3.56%          3.97%          3.45%          3.98%+
Portfolio turnover                              56%           143%           140%           102%            91%            95%
Average commission rate###                 $ 0.0599       $ 0.0476       $ 0.0547         $ --           $ --           $ --
Net assets at end of period
  (000,000 omitted)                        $  1,916       $  1,707       $  1,284         $1,005         $  843         $  532

  * For the period from the inception of Class B, August 23, 1993, through September 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                             SIX MONTHS ENDED      ----------------------------------------------------------
                                               MARCH 31, 1998            1997            1996            1995           1994*
                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                  $16.96          $15.06          $14.49          $12.80          $12.92
                                                       ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                                $ 0.23          $ 0.50          $ 0.53          $ 0.54          $ 0.08
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         1.21            2.95            1.22            1.66           (0.13)
                                                       ------          ------          ------          ------          ------
    Total from investment operations                   $ 1.44          $ 3.45          $ 1.75          $ 2.20          $(0.05)
                                                       ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                           $(0.24)         $(0.49)         $(0.52)         $(0.50)         $(0.07)
  From net realized gain on investments and
    foreign currency transactions                       (1.37)          (1.06)          (0.66)          (0.01)           --
                                                       ------          ------          ------          ------          ------
    Total distributions declared to shareholders       $(1.61)         $(1.55)         $(1.18)         $(0.51)         $(0.07)
                                                       ------          ------          ------          ------          ------
Net asset value - end of period                        $16.79          $16.96          $15.06          $14.49          $12.80
                                                       ======          ======          ======          ======          ======
Total return                                            9.29%++        24.39%          12.67%          17.66%         (0.41)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.57%+          1.60%           1.63%           1.67%           1.76%+
  Net investment income                                 2.77%+          3.16%           3.67%           4.14%           4.08%+
Portfolio turnover                                        56%            143%            140%            102%             91%
Average commission rate###                            $0.0599         $0.0476         $0.0547          $ --            $ --
Net assets at end of period (000,000 omitted)          $  266          $  190           $  83          $   23          $    1

  * For the period from the inception of Class C, August 1, 1994, through September 30, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                     YEAR ENDED
                                                                 MARCH 31, 1998           SEPTEMBER 30, 1997**
                                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $16.92                         $14.70
                                                                         ------                         ------
Income from investment operations# -
  Net investment income                                                  $ 0.31                         $ 0.48
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  1.21                           2.23
                                                                         ------                         ------
    Total from investment operations                                     $ 1.52                         $ 2.71
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.32)                        $(0.49)
  From net realized gain on investments and foreign currency
    transactions                                                          (1.37)                          --
                                                                         ------                         ------
    Total distributions declared to shareholders                         $(1.69)                        $(0.49)
                                                                         ------                         ------
Net asset value - end of period                                          $16.75                         $16.92
                                                                         ======                         ======
Total return                                                              9.79%++                       18.69%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.57%+                         0.60%+
  Net investment income                                                   3.77%+                         4.16%+
Portfolio turnover                                                          56%                           143%
Average commission rate                                                 $0.0599                        $0.0476
Net assets at end of period (000,000 omitted)                           $    19                        $    16

** For the period from the inception of Class I, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE DAILY NET ASSETS            BASED ON GROSS INCOME
----------------------------------------     ----------------------------------
First $200 million              0.250%       First $14 million            3.57%
In excess of $200 million       0.212%       In excess of $14 million     3.04%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $50,425 for the six months ended March 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $631,587 for the six months ended March 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $528,857 for the six months ended March 31, 1998. Fees incurred under the distribution plan during the six months ended March 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $108,281 and $25,207 for Class B and Class C shares, respectively, for the six months ended March 31, 1998. Fees incurred under the distribution plan during the six months ended March 31, 1998, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 1998, were $20,435, $1,035,489, and $28,840 for Class A, Class
B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES               SALES
--------------------------------------------------------------------------------
U.S. government securities                    $  761,421,062      $  784,019,290
                                              --------------      --------------
Investments (non-U.S. government securities)  $2,287,906,494      $2,007,605,753
                                              --------------      --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $4,764,350,944
                                                                 --------------
Gross unrealized appreciation                                    $1,026,274,524
Gross unrealized depreciation                                       (13,167,752)
                                                                 --------------
    Net unrealized appreciation                                  $1,013,106,772
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                   SIX MONTHS ENDED MARCH 31, 1998         YEAR ENDED SEPTEMBER 30, 1997
                               -----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         26,206,787        $425,487,001        45,594,446        $706,971,591
Shares issued to shareholders
  in reinvestment of
  distributions                     18,090,093         286,062,503        16,846,895         254,622,294
Shares transferred to Class I         --                 --               (1,095,793)        (16,108,156)
Shares reacquired                  (20,007,209)       (326,317,383)      (43,162,914)       (672,300,086)
                                    ----------        ------------        ----------        ------------
    Net increase                    24,289,671        $385,232,121        18,182,633        $273,185,643
                                    ==========        ============        ==========        ============

Class B Shares
                                   SIX MONTHS ENDED MARCH 31, 1998         YEAR ENDED SEPTEMBER 30, 1997
                               -----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         13,954,040        $226,910,602        23,925,156        $372,473,531
Shares issued to shareholders
  in reinvestment of
  distributions                      9,685,430         152,975,376         8,414,036         126,899,049
Shares reacquired                  (10,198,144)       (164,131,222)      (16,916,364)       (262,016,405)
                                    ----------        ------------        ----------        ------------
    Net increase                    13,441,326        $215,754,756        15,422,828        $237,356,175
                                    ==========        ============        ==========        ============

Class C Shares
                                   SIX MONTHS ENDED MARCH 31, 1998         YEAR ENDED SEPTEMBER 30, 1997
                               -----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          4,266,838        $ 69,631,521         6,270,431        $ 97,948,906
Shares issued to shareholders
  in reinvestment of
  distributions                      1,106,650          17,527,119           619,727           9,399,041
Shares reacquired                     (786,330)        (12,896,089)       (1,207,600)        (18,986,771)
                                    ----------        ------------        ----------        ------------
    Net increase                     4,587,158        $ 74,262,551         5,682,558        $ 88,361,176
                                    ==========        ============        ==========        ============

Class I Shares
                                   SIX MONTHS ENDED MARCH 31, 1998      PERIOD ENDED SEPTEMBER 30, 1997*
                               -----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             91,233        $  1,522,736            67,857        $  1,043,322
Shares issued to shareholders
  in reinvestment of
  distributions                        109,013           1,724,933            28,182             440,472
Shares transferred from
  Class A                             --                 --                1,095,793          16,108,156
Shares reacquired                      (59,974)           (985,699)         (224,603)         (3,478,073)
                                    ----------        ------------        ----------        ------------
    Net increase                       140,272        $  2,261,970           967,229        $ 14,113,877
                                    ==========        ============        ==========        ============

* For the period from the inception of Class I, January 2, 1997, through September 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended March 31, 1998, was $15,456.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of this instrument represents the investment the Fund has in this particular class of financial instruments and does not necessarily represent the amount potentially subject to risk. The measurement of the risks associated with this instrument is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                    UNREALIZED
DESCRIPTION               EXPIRATION     CONTRACTS      POSITION  APPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury Bonds        June 1998           530          Long      $415,500

At March 31, 1998, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 1998, the Fund owned the following restricted security (constituting 0.07% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION     DATE OF ACQUISITION   PRINCIPAL AMOUNT         COST        VALUE
--------------------------------------------------------------------------------
Merrill Lynch Mortgage
  Investors, Inc.,
  8.173s, 2023            June 1994         $4,000,000   $2,772,500   $3,852,500

MFS(R) TOTAL RETURN FUND

TRUSTEES                                 CUSTODIAN
Richard B. Bailey* - Private Investor;   State Street Bank and Trust Company
Former Chairman and Director (until
1991), MFS Investment Management         INVESTOR INFORMATION
                                         For MFS stock and bond market
Peter G. Harwood - Private Investor      outlooks, call toll free:
                                         1-800-637-4458 anytime from a
J. Atwood Ives - Chairman and Chief      touch-tone telephone.
Executive Officer, Eastern Enterprises
                                         For information on MFS mutual funds,
Lawrence T. Perera - Partner, Hemenway   call your financial adviser or, for an
& Barnes                                 information kit, call toll free:
                                         1-800-637-2929 any business day from 9
William J. Poorvu - Adjunct Professor,   a.m. to 5 p.m. Eastern time (or leave
Harvard University Graduate School of    a message anytime).
Business Administration
                                         INVESTOR SERVICE
Charles W. Schmidt - Private Investor    MFS Service Center, Inc.
                                         P.O. Box 2281
Arnold D. Scott* - Senior Executive      Boston, MA 02107-9906
Vice President, Director, and
Secretary, MFS Investment Management     For general information, call toll
                                         free: 1-800-225-2606 any business day
Jeffrey L. Shames* - Chairman, Chief     from 8 a.m. to 8 p.m. Eastern time.
Executive Officer, and Director,
MFS Investment Management                For service to speech- or
                                         hearing-impaired, call toll free:
Elaine R. Smith - Independent            1-800-637-6576 any business day from 9
Consultant                               a.m. to 5 p.m. Eastern time. (To use
                                         this service, your phone must be
David B. Stone - Chairman, North         equipped with a Telecommunications
American Management Corp. (investment    Device for the Deaf.)
advisers)
                                         For share prices, account balances,
INVESTMENT ADVISER                       and exchanges, call toll free:
Massachusetts Financial Services         1-800-MFS-TALK (1-800-637-8255)
Company                                  anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                    WORLD WIDE WEB
                                         www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.              [DALBAR Logo] For the fourth year in a
500 Boylston Street                      row, MFS earned a #1 ranking in the
Boston, MA 02116-3741                    DALBAR, Inc. Broker/Dealer Survey,
                                         Main Office Operations Service Quality
LEAD PORTFOLIO MANAGER                   Category. The firm achieved a 3.42
David M. Calabro*                        overall score on a scale of 1 to 4 in
                                         the 1997 survey. A total of 111 firms
TREASURER                                responded, offering input on the
W. Thomas London*                        quality of service they received from
                                         29 mutual fund companies nationwide.
ASSISTANT TREASURERS                     The survey contained questions about
Mark E. Bradley*                         service quality in 11 categories,
Ellen Moynihan*                          including "knowledge of operations
James O. Yost*                           contact," "keeping you informed," and
                                         "ease of doing business" with the
SECRETARY                                firm.
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS{R} TOTAL RETURN FUND                                   --------------
                                                              BULK RATE
  [Graphic omitted] MFS(SM)                                  U.S. POSTAGE
   INVESTMENT MANAGEMENT                                        PAID
We invented the mutual fund(SM)                                 MFS
                                                           --------------
500 Boylston Street
Boston, MA 02116-3741

[DALBAR Logo]

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                  MTR-3 5/98 354M 15/215/315/815